SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                FORM 8-K

                 Current Report Pursuant to Section 13 or
                15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 1998


                          CUTCO INDUSTRIES, INC.
             (Exact name of Registrant as specified in its Charter)


  NEW YORK               0-5223                                   11-1771806
(State or other      (Commission File Number)    (I.R.S. Employer I.D. Number)
 jurisdiction of
 incorporation)


        6900 Jericho Turnpike, Syosset, New York         11791
        (Address of principal executive offices)       (zip code)


Registrant's telephone number, including area code:  (516) 677-0320

Item 4.  Changes in Registrant's Certifying Accountant.


                  On June 10, 1998, the Registrant has dismissed Grant Thornton, LLP ("Grant Thornton") as the Registrant's independent auditors. The dismissal resulted from the Registrant's desire to curtail expenses for professional services.

                  There have been no disagreements on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between Registrant and Grant Thornton at any time during Registrant's last two fiscal years or any subsequent interim period.

                  On June 10, 1998, Registrant's Board of Directors approved the selection of Nussbaum Yates & Wolpow, P.C. ("NY&W") as its new independent auditors. On June 10, 1998, NY&W accepted such appointment. Registrant has not previously consulted with NY&W regarding any accounting matters.

Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.


                  Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial statements of business acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           Not applicable.

                  (c)      Exhibits:  16.  Letter of Grant Thornton, LLP


EXHIBIT INDEX

      Exhibit              Description                                Page

        16.              Letter of Grant Thornton                       5




                  [Balance of page left blank intentionally.]

                               SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CUTCO INDUSTRIES, INC.
                                                     (Registrant)



                                                     By:/s/ Marvin W. Marcus
                                                          Marvin W. Marcus
                                                       Chairman of the Board
                                                             (Signature)

Dated: June 12, 1998